Exhibit 99.1
FIRSTPLUS FINANCIAL FIRSTPLUS
PRESS GROUP, INC.
April 15, 2008
FIRSTPLUS FINANCIAL GROUP, INC. SUBSIDIARY
SELLS OLE AUTO GROUP, INC. TO MANAGEMENT GROUP
IRVING, TX. April 15, 2008 /PRNewswire/ — FIRSTPLUS Financial Group, Inc. (Pink Sheets: FPFX.PK) announced today that on April 14, 2008, its wholly owned subsidiary FirstPlus Enterprises, Inc. entered into a Stock Purchase Agreement, whereby it sold all of the stock of its wholly owned subsidiary, the Olé Auto Group, Inc. for a purchase price of $3.2 million to Stalwart Enterprises, Inc. headed by Martin Ward, President of the Olé Auto Group. The sale is effective as of March 31, 2008. The purchase price of $3.2 million is payable under the terms of a promissory note to FirstPlus Enterprises, over an initial term of seven years at an interest rate of 6% per annum. This note, which is secured by certain assets of Olé, may be extended by the buyer, under certain conditions, for an additional term of five years.
     The Olé Auto Group is active in the buy here-pay here segment of the used automobile market, which accommodates customers with limited or damaged credit histories. In some cases, the Olé Auto Group directly finances the sales of used automobiles and, due to the sub-prime status of its borrowers, is able to charge above-market interest rates. The Olé Auto Group operates used car dealerships in Dallas-Fort Worth, Texas area; in the near future, the Olé Auto Group plans to expand its operations to other areas within the Texas market.
“The sale of the Olé Auto Group acquired in November 2006, continues one of FIRSTPLUS Financial Group’s strategies for expansion by acquiring businesses that provide growth potential and create value for Company shareholders through their operation and eventual sale” said John Maxwell, FIRSTPLUS Financial Group’s Chief Executive.
About FirstPlus Financial Group, Inc.
A diversified provider of strategic business and financial services, FirstPlus Financial Group has grown rapidly through a series of mergers and acquisitions, creating a synergistic business mix from which to provide significant growth potential and to create value for its shareholders and employees. For more information, please visit http://firstplusgroup.com.
About Olé Auto Group
Olé Auto Group, Inc was a wholly owned subsidiary of FirstPlus Enterprises, Inc. Olé Auto Group currently operates pre-owned car dealerships within the greater Dallas-Ft. Worth area and has plans for expansion in other Texas markets. Olé Auto Group focuses chiefly on under-served, often credit-challenged clientele, offering auto sales and purchase, servicing contracts, as well as financing. For more information, please visit http://oleautogroup.com.

SAFE HARBOR
THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE “SAFE HARBOR”PROVISIONS UNDER SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY USES FORWARD-LOOKING STATEMENTS IN ITS DESCRIPTION OF ITS PLANS AND OBJECTIVES FOR FUTURE OPERATIONS AND ASSUMPTIONS UNDERLYING THESE PLANS AND OBJECTIVES, AS WELL AS IN ITS EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S BUSINESS AND INDUSTRY. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY’S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS AS MORE FULLY DESCRIBED IN THIS REPORT.
FORWARD-LOOKING TERMINOLOGY INCLUDES THE WORDS “MAY,” “EXPECTS,” “BELIEVES,” “POTENTIAL,” “CREATE,” “ANTICIPATES,” “INTENDS,” “PLANS,” “PROJECTS” OR SIMILAR TERMS, VARIATIONS OF SUCH TERMS OR THE NEGATIVE OF SUCH TERMS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S CURRENT EXPECTATIONS AND ARE SUBJECT TO FACTORS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGES IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY FORWARD-LOOKING STATEMENT IS BASED.